SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                October 18, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


                                 (303) 296-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:           Other Events

     On October 16, 2001 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it has entered into an agreement in principle with Nippon Steel Corporation to jointly market Registrant's TIMETAL(R) LCB to automotive original equipment and aftermarket manufacturers in Japan.


Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.   Exhibit List
           --------   ----------------------------------------------------------

           99.1       Press Release dated October 16, 2001 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TITANIUM METALS CORPORATION
                                     (Registrant)




                                     By: /s/Joan H. Prusse
                                        ----------------------------------------
                                         Joan H. Prusse
                                         Vice President, Deputy General Counsel
                                           and Secretary


Date: October 18, 2001

                                                                    EXHIBIT 99.1
PRESS RELEASE

FOR IMMEDIATE RELEASE:                             CONTACT:

Titanium Metals Corporation                        Mark A. Wallace
1999 Broadway, Suite 4300                          Executive Vice President
Denver, Colorado 80202                              and Chief Financial Officer
                                                   (303) 296-5615


           TIMET AND NIPPON STEEL ENTER AUTOMOTIVE MARKETING AGREEMENT

     DENVER, COLORADO . . . October 16, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced today that is has entered into an agreement in principle with Nippon Steel Corporation ("NSC") to jointly market TIMET's TIMETAL(R)LCB to automotive original equipment and aftermarket manufacturers in Japan. Upon completion of a definitive agreement, TIMET will make TIMETAL LCB, a patented titanium alloy with superior spring characteristics, available to the Japanese automotive market exclusively through NSC. NSC is the recognized leader in alloy steel suspension spring wire processing with an estimated 50% share of Japanese production and 14% of world production.

     TIMET will provide NSC with an assured supply of TIMETAL LCB for the Japanese automotive market while potentially expanding the presence and usage of TIMET's proprietary alloy. The agreement in principle follows TIMET's strategy of negotiating long-term partnering agreements to drive production costs to a point where titanium is cost competitive in specific applications for high volume production vehicles.

     TIMET and NSC will also engage in joint marketing, sales, and technical support efforts to help both companies establish mutually beneficial commercial and technical relationships involving TIMETAL LCB with Japan-based suspension spring manufacturers, and automobile, motorcycle, and truck producers.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

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